Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	15,543,197	677,372
Vanguard Growth and Income Fund Investor Shares	8,836,362	452,510
Vanguard Windsor Fund Investor Shares	20,754,144	452,440
Vanguard Windsor II Fund Investor Shares	8,543,890	339,876
Vanguard Explorer Fund Investor Shares	2,210,480	227,923
Vanguard Mid-Cap Growth Fund	5,543,341	114,581
Total Investment Companies (Cost $1,724,580)		2,264,702
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.437% (Cost $—)	1	—
Total Investments (100.0%) (Cost $1,724,580)		2,264,702
Other Assets and Liabilities—Net (0.0%)		283
Net Assets (100%)		2,264,985
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2023 Market Value ($000)
Vanguard Explorer Fund	219,915	10,483	10,761	(1,908)	10,194	794	9,689	227,923
Vanguard Growth and Income Fund	440,104	35,413	9,464	(896)	(12,647)	3,571	31,843	452,510
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	1	—	—
Vanguard Mid-Cap Growth Fund	107,541	275	1,231	(977)	8,973	275	—	114,581
Vanguard U.S. Growth Fund	638,320	5,770	371	(8)	33,661	2,215	—	677,372
Vanguard Windsor Fund	443,595	56,798	34,285	1,105	(14,773)	3,695	52,563	452,440
Vanguard Windsor II Fund	331,267	20,164	15,865	300	4,010	2,680	17,482	339,876
Total	2,180,742	128,903	71,977	(2,384)	29,418	13,231	111,577	2,264,702
1	Not applicable—purchases and sales are for temporary cash investment purposes.